UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2016

Date of reporting period: April 30, 2016

Item 1.	Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND

SEMI-ANNUAL REPORT TO SHAREHOLDERS

April 30, 2016

This information must be preceded or

accompanied by a current prospectus.

Investors should read the prospectus carefully

before investing.

MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

Semi-Annual Reports to Shareholders

As of April 30, 2016

(Unaudited)

The total net of fee return of the LSV Conservative Value Equity Fund and the benchmark Russell 1000 Value Index for trailing periods ended April 30, 2016, were as follows:

	6 Months Ended 4/30/16	1 Year Ended 4/30/16*	3 Years Ended 4/30/16*	5 Years Ended 4/30/16*	Since Inception*
LSV Conservative Value Equity Fund, Institutional Class Shares	(0.10)%	(2.54)%	9.64%	9.85%	4.10%
Benchmark:
Russell 1000 Value Index	1.92	(0.40)	9.59	10.12	4.75

* As of 4/30/16; periods longer than one year are annualized; inception date is 3/30/07; net of fees.

Fund Performance as of 3/31/16: (2.77)% (1 Year), 10.22% (5 Year), and 4.00% (Since Inception). The gross expense ratio is 0.60%. The net expense ratio is 0.35%. The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017. In the absence of such fee waivers, total return would be reduced.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 888-FUND-LSV (888-386-3578).

U.S. large-cap stocks, as represented by the S&P 500 Index, were up 0.44% during the trailing 6-month period. Value stocks performed even better as the Russell 1000 Value Index was up 1.92%. It was a wild ride as the S&P 500 and Russell 1000 Value Indices were down more than 10% in the first six weeks of 2016 as sluggish economic news and lower corporate earnings guidance pushed share prices down. Then in mid-February, the market had an abrupt turn the other way and gained back all of its prior losses by the end of April. There did not seem to be any major catalyst for the change in sentiment other than policy makers indicating that additional rate hikes would be less likely going forward and that seemed to fuel a ‘risk on’ attitude as share prices recovered quickly on a global basis.

Despite value stocks performing better in the broad market indices, the deep value positioning of the portfolio detracted from performance. Within large cap value stocks, ‘relative value’ stocks performed better than the cheaper, deep value stocks LSV prefers. This was true across the cap spectrum within the value indices. Although it is only a modest tilt in the Fund, the smaller cap bias was a positive contributor to relative performance. Sector allocations are constrained but underweights to the Consumer Staples and Utilities sectors detracted as did overweight exposure to the Consumer Discretionary and Technology sectors. Portfolio holdings in the Materials, Consumer Discretionary, Financials and Technology sectors did not keep up with benchmark stocks in those sectors.

The Fund’s valuations trade at a significant discount to the value benchmark. The portfolio is trading at 12.9x forward earnings compared to 16.8x for the value benchmark, 1.6x book value compared to 1.8x for the benchmark and 8.4x cash flow compared to 11.5x for the Russell 1000 Value Index.

Sector weightings are a result of our bottom-up stock selection process subject to minimum and maximum exposures to sectors and industries. At April 30, 2016, the Fund’s biggest overweights are to the Consumer Discretionary (+3.0%) and Technology (+2.4%) sectors while the largest underweights are to the Energy (-3.4%) and Consumer Staples (-2.1%) sectors. All other sectors are within +/-2%. At the industry level, the portfolio was overweight Insurance and Health Care Providers while underweight Oil & Gas and Health Care Equipment.

Our organization remains stable and our research team continues to pursue an active research agenda in which we are looking for better ways to measure value and identify signs of positive change. As always, we are focused on delivering the long-term results that our investors have come to expect from LSV and that we have delivered for clients since 1994.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

The Russell 1000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of U.S. companies with lower forecasted growth rates and price-to-book ratios.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance.

Index Returns are for illustrative purposes only and do not represent actual fund performance. Index performance returns do not reflect any manage fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

April 30, 2016	(Unaudited)

Sector Weightings†:

† Percentages are based on total investments.

Schedule of Investments

LSV Conservative Value Equity Fund	Shares	Value (000)
Common Stock (99.2%)
Aerospace & Defense (2.4%)
Boeing	2,900	$391
Northrop Grumman	1,300	268
Raytheon	1,600	202
Textron	8,800	341
Triumph Group	4,100	148
United Technologies	9,000	939

		2,289

Agricultural Operations (0.6%)
Archer-Daniels-Midland	14,400	575

Agricultural Products (0.7%)
Bunge	4,900	306
Ingredion	3,100	357

		663

Air Freight & Logistics (0.4%)
FedEx	2,300	380

Aircraft (1.2%)
Alaska Air Group	4,800	338
Delta Air Lines	9,600	400
Southwest Airlines	8,000	357

		1,095

Apparel Retail (0.2%)
Gap	6,400	148

Asset Management & Custody Banks (1.7%)
Ameriprise Financial	2,500	240
Bank of New York Mellon	22,700	913
State Street	6,300	393

		1,546

Automotive (3.1%)
American Axle & Manufacturing Holdings*	12,100	188
Autoliv	1,000	122

	Shares	Value (000)
Automotive (continued)
Cooper Tire & Rubber	7,900	$273
Ford Motor	67,000	909
General Motors	26,000	827
Goodyear Tire & Rubber	9,600	278
Lear	3,000	345

		2,942

Automotive Retail (0.2%)
Group 1 Automotive	2,600	171

Banks (10.0%)
Bank of America	91,600	1,334
CIT Group	7,500	259
Fifth Third Bancorp	27,200	498
Huntington Bancshares	27,400	276
JPMorgan Chase	37,400	2,364
Keycorp	37,700	463
PNC Financial Services Group	9,300	816
Regions Financial	48,400	454
SunTrust Banks	13,900	580
US Bancorp	7,300	312
Wells Fargo	39,700	1,984

		9,340

Biotechnology (0.9%)
Amgen	2,200	348
Baxalta	4,700	197
Gilead Sciences	2,900	256

		801

Broadcasting, Newspapers & Advertising (0.2%)
TEGNA	8,600	201

Chemicals (2.3%)
Celanese, Cl A	6,500	460
Dow Chemical	16,300	857
Eastman Chemical	5,100	389
Huntsman	8,700	137
LyondellBasell Industries, Cl A	4,000	331

		2,174

Commercial Printing (0.2%)
RR Donnelley & Sons	10,100	176

Computer & Electronics Retail (0.5%)
Best Buy	9,400	301
GameStop, Cl A	5,600	184

		485

Computers & Services (6.1%)
Apple	3,300	309
CA	11,000	326
Computer Sciences	4,900	162
EMC	21,200	554
Hewlett Packard Enterprise	30,200	503
HP	30,200	371
International Business Machines	6,300	919

The accompanying notes are an integral part of the financial statements.

Schedule of Investments April 30, 2016	(Unaudited)

LSV Conservative Value Equity Fund	Shares	Value (000)
Computers & Services (continued)
Microsoft	22,900	$1,142
Oracle	15,300	610
Seagate Technology	8,000	174
Symantec	28,900	481
Western Digital	4,300	176

		5,727

Construction & Engineering (0.3%)
Fluor	5,200	284

Consumer Discretionary (1.5%)
Procter & Gamble	17,400	1,394

Diversified REIT’s (0.3%)
Cousins Properties	24,700	256

Electrical Services (7.5%)
Ameren	7,900	379
American Electric Power	15,900	1,010
Duke Energy	5,000	394
Edison International	9,100	643
Entergy	7,000	526
Exelon	17,600	617
General Electric	71,200	2,189
Pinnacle West Capital	5,900	429
Public Service Enterprise Group	17,100	789

		6,976

Fertilizers & Agricultural Chemicals (0.5%)
CF Industries Holdings	6,100	202
Mosaic	9,100	255

		457

Financial Services (4.6%)
American Express	4,500	294
Capital One Financial	9,800	709
Citigroup	34,200	1,583
Discover Financial Services	3,900	220
Goldman Sachs Group	5,700	935
Morgan Stanley	13,400	363
Navient	17,400	238

		4,342

Food, Beverage & Tobacco (1.0%)
Cal-Maine Foods	4,200	213
Supervalu*	29,600	149
Tyson Foods, Cl A	8,100	533
Universal	1,400	77

		972

General Merchandise Stores (0.8%)
Target	8,900	708

Health Care Distributors (0.3%)
Cardinal Health	3,400	267

Health Care Equipment (0.4%)
Medtronic	4,500	356

	Shares	Value (000)
Health Care Services (1.5%)
Express Scripts Holding*	6,000	$442
HCA Holdings*	6,000	484
Quest Diagnostics	6,800	511

		1,437

Homefurnishing Retail (0.3%)
Bed Bath & Beyond*	6,300	298

Household Products, Furniture & Fixtures (0.4%)
Whirlpool	2,300	401

Independent Power Producers & Energy Traders (0.2%)
AES	18,800	210

Insurance (8.0%)
Aetna	4,400	494
Aflac	3,700	255
Allstate	8,700	566
American International Group	18,100	1,010
Anthem	4,100	577
Assurant	3,600	305
Chubb	2,700	318
CIGNA	1,800	250
Hartford Financial Services Group	9,100	404
Lincoln National	6,800	296
MetLife	15,300	690
Prudential Financial	11,300	877
Travelers	7,100	780
Unum Group	9,900	339
XL Group, Cl A	10,400	340

		7,501

IT Consulting & Other Services (0.1%)
CSRA	4,900	127

Machinery (1.2%)
AGCO	4,900	262
Cummins	3,100	363
Oshkosh	4,400	215
Parker-Hannifin	2,300	267

		1,107

Metal & Glass Containers (0.1%)
Owens-Illinois*	5,800	107

Mortgage REIT’s (0.4%)
Annaly Capital Management	37,500	391

Motorcycle Manufacturers (0.3%)
Harley-Davidson	5,400	258

Multimedia (1.1%)
Time Warner	8,700	654
Viacom, Cl B	8,400	343

		997

Multi-Sector Holdings (1.9%)
Berkshire Hathaway, Cl B*	12,200	1,775

The accompanying notes are an integral part of the financial statements.

Schedule of Investments April 30, 2016	(Unaudited)

LSV Conservative Value Equity Fund	Shares	Value (000)
Office Electronics (0.4%)
Xerox	40,000	$384

Office Equipment (0.3%)
Pitney Bowes	12,900	270

Office REIT’s (0.7%)
Brandywine Realty Trust	17,800	266
Mack-Cali Realty	13,700	350

		616

Oil & Gas Equipment & Services (1.4%)
National Oilwell Varco	10,200	368
Oceaneering International	9,600	352
Schlumberger	6,900	554

		1,274

Paper & Paper Products (0.3%)
Domtar	7,800	301

Paper Packaging (0.8%)
Avery Dennison	5,300	385
International Paper	6,800	294
WestRock	1,113	47

		726

Petroleum & Fuel Products (8.9%)
Chevron	13,800	1,410
Exxon Mobil	40,200	3,554
HollyFrontier	11,000	392
Marathon Petroleum	16,600	649
Nabors Industries	13,900	136
Phillips 66	8,100	665
Rowan, Cl A*	17,400	327
Tesoro	4,800	382
Valero Energy	13,300	783

		8,298

Pharmaceuticals (7.6%)
AbbVie	4,200	256
Johnson & Johnson	26,300	2,948
Merck	23,800	1,305
Mylan*	6,800	284
Pfizer	71,500	2,339

		7,132

Printing & Publishing (0.3%)
Gannett	4,300	72
Lexmark International, Cl A	4,400	170

		242

Railroads (0.9%)
CSX	14,600	398
Norfolk Southern	5,000	451

		849

Reinsurance (1.2%)
Endurance Specialty Holdings	4,200	269
Everest Re Group	1,700	314

	Shares/ Face Amount	Value (000)
Reinsurance (continued)
Reinsurance Group of America, Cl A	3,600	$343
Validus Holdings	5,200	239

		1,165

Retail (1.9%)
Kohl’s	8,200	363
Macy’s	6,000	238
Wal-Mart Stores	17,100	1,143

		1,744

Semi-Conductors/Instruments (1.8%)
Intel	56,200	1,702

Specialized REIT’s (1.4%)
DuPont Fabros Technology	7,700	307
GEO Group	6,100	195
Hospitality Properties Trust	8,900	228
LaSalle Hotel Properties	8,000	191
Omega Healthcare Investors	12,500	422

		1,343

Technology Distributors (0.3%)
Tech Data*	4,200	289

Telephones & Telecommunications (7.3%)
AT&T	47,200	1,832
Brocade Communications Systems	30,500	293
CenturyLink	13,000	402
Cisco Systems	57,100	1,570
Corning	34,600	646
Juniper Networks	13,300	311
QUALCOMM	22,000	1,111
Verizon Communications	12,300	627

		6,792

Thrifts & Mortgage Finance (0.3%)
Radian Group	22,900	293

Total Common Stock
(Cost $81,870)		92,754

Repurchase Agreement (0.6%)
Morgan Stanley 0.150%, dated 04/29/16, to be repurchased on 05/02/16, repurchase price $524 (collateralized by various US Treasury Notes, par values ranging from $1 - $265, 2.125% - 2.750%, 12/31/22 - 05/15/24; with total market value of $534)	$524	524

Total Repurchase Agreement
(Cost $524)		524

Total Investments — 99.8%
(Cost $82,394)		$93,278

The accompanying notes are an integral part of the financial statements.

Schedule of Investments April 30, 2016	(Unaudited)

Percentages are based on Net Assets of $93,445 (000).

*	Non-income producing security.

Cl	Class

REIT	Real Estate Investment Trust

The following is a list of the inputs used as of April 30, 2016, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$92,754	$—	$—	$92,754
Repurchase Agreement	—	524	—	524
Total Investments in Securities	$92,754	$524	$—	$93,278

For the six months ended April 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the six months ended April 30, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (000) April 30, 2016	(Unaudited)

	LSV Conservative Value Equity Fund
Assets:
Investments, at Value (Cost $82,394)	$93,278
Dividend Receivable	130
Receivable for Capital Shares Sold	47
Reclaim Receivable	1
Prepaid Expenses	20
Total Assets	93,476
Liabilities:
Payable due to Investment Adviser	11
Payable due to Administrator	5
Payable due to Trustees	1
Payable due to Distributor	—
Payable due to Chief Compliance Officer	—
Other Accrued Expenses	14
Total Liabilities	31
Net Assets	$93,445

Net Assets Consist of:
Paid-in Capital	$96,757
Undistributed Net Investment Income	719
Accumulated Net Realized Loss on Investments	(14,915)
Net Unrealized Appreciation on Investments	10,884
Net Assets	$93,445

Net Asset Value, Offering and Redemption Price Per Share —
Institutional Class Shares ($93,406 ÷ 8,854,839 shares)(1)	$10.55

Net Asset Value, Offering and Redemption Price Per Share —
Investor Class Shares ($39 ÷ 3,718 shares)(1)	$10.52	*

(1)	Shares have not been rounded.

*	Net Assets divided by Shares do not calculate to the stated NAV because Net Asset amounts are shown rounded.

Amounts designated as “—” have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statement of Operations (000) For the six months ended April 30, 2016	(Unaudited)

LSV Conservative Value Equity Fund
Investment Income:
Dividend Income	$1,362
Interest Income	1
Total Investment Income	1,363
Expenses:
Investment Advisory Fees	167
Administration Fees	30
Trustees’ Fees	1
Chief Compliance Officer Fees	1
Distribution Fees — Investor Class	—
Transfer Agent Fees	29
Registration and Filing Fees	15
Professional Fees	6
Printing Fees	5
Custodian Fees	4
Insurance and Other Fees	3
Total Expenses	261
Less: Waiver of Investment Advisory Fees	(107)
Less: Fees Paid Indirectly — (see Note 4)	—
Net Expenses	154
Net Investment Income	1,209
Net Realized Loss on Investments	(15)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,222)
Net Realized and Unrealized Loss on Investments	(1,237)
Net Decrease in Net Assets Resulting from Operations	$(28)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000) For the six months ended April 30, 2016 (Unaudited) And for the year ended October 31, 2015

	LSV Conservative Value Equity Fund
	11/1/2015 to 4/30/2016	11/1/2014 to 10/31/2015
Operations:
Net Investment Income	$1,209	$1,904
Net Realized Gain (Loss) on Investments	(15)	3,996
Net Change in Unrealized (Depreciation) on Investments	(1,222)	(5,763)
Net Increase (Decrease) in Net Assets Resulting from Operations	(28)	137
Dividends and Distributions From:
Net Investment Income:
Institutional Class Shares	(2,078)	(1,683)
Investor Class Shares	(1)	—
Net Realized Gain:
Institutional Class Shares	—	(8,837)
Investor Class Shares	—	(2)
Total Dividends and Distributions	(2,079)	(10,522)
Capital Share Transactions:
Institutional Class Shares:
Issued	7,220	20,809
Reinvestment of Dividends and Distributions	1,957	9,337
Redeemed	(3,163)	(9,435)
Net Increase from Institutional Class Shares Transactions	6,014	20,711
Investor Class Shares:
Issued	13	35
Reinvestment of Dividends and Distributions	1	2
Redeemed	(11)	(4)
Net Increase from Investor Class Shares Transactions	3	33
Net Increase in Net Assets Derived from Capital Share Transactions	6,017	20,744
Total Increase in Net Assets	3,910	10,359
Net Assets:
Beginning of Period	89,535	79,176
End of Year or Period (including undistributed net investment income of $719 and $1,589, respectively)	$93,445	$89,535

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000) For the six months ended April 30, 2016 (Unaudited) And for the year ended October 31, 2015

	LSV Conservative Value Equity Fund
	11/1/2015 to 4/30/2016	11/1/2014 to 10/31/2015
Share Transactions:
Institutional Class Shares:
Issued	703	1,874
Reinvestment of Dividends and Distributions	187	823
Redeemed	(312)	(860)
Total Institutional Class Shares Transactions	578	1,837
Investor Class Shares:
Issued	1	3
Redeemed	—	(1)
Total Investor Class Shares Transactions	1	2
Net Increase in Shares Outstanding	579	1,839

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights For a share outstanding throughout each period For the six months ended April 30, 2016 (Unaudited) and for the years or period ended October 31,

	Net Asset Value Beginning of Period	Net Investment Income(1)	Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gain	Total Dividends and Distributions	Net Asset Value End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate‡

LSV Conservative Value Equity Fund
Institutional Class Shares
2016*	$10.81	$0.14	$(0.15)	$(0.01)	$(0.25)	$—	$(0.25)	$10.55	(0.10)%	$93,406	0.35%	0.60%	2.76%	7%
2015	12.29	0.25	(0.17)	0.08	(0.23)	(1.33)	(1.56)	10.81	0.29	89,498	0.35	0.60	2.25	15
2014	10.74	0.23	1.53	1.76	(0.21)	—	(0.21)	12.29	16.61	79,170	0.35	0.56	2.02	26
2013	8.26	0.21	2.49	2.70	(0.22)	—	(0.22)	10.74	33.60	153,794	0.35	0.52	2.25	15
2012	7.30	0.18	0.95	1.13	(0.17)	—	(0.17)	8.26	15.80	124,774	0.35	0.53	2.34	12
2011	7.20	0.10	0.15	0.25	(0.15)	—	(0.15)	7.30	3.44	166,944	0.35	0.50	2.00	16
Investor Class Shares
2016*	$10.78	$0.13	$(0.16)	$(0.03)	$(0.23)	$—	$(0.23)	$10.52	(0.29)%	$39	0.60%	0.85%	2.52%	7%
2015	12.28	0.22	(0.17)	0.05	(0.22)	(1.33)	(1.55)	10.78	0.05	37	0.60	0.86	1.97	15
2014**	12.01	0.07	0.20	0.27	—	—	—	12.28	2.25	6	0.60	0.86	1.46	26

*	For the six months ended April 30, 2016. All ratios for the period have been annualized.

**	Commenced operations on June 10, 2014. All ratios for the period have been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Portfolio turnover rate is for the period indicated and has not been annualized.

(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements April 30, 2016	(Unaudited)

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 56 funds. The financial statements herein are those of the LSV Conservative Value Equity Fund, a diversified Fund (the “Fund”). The Fund seeks long-term growth of capital by investing in undervalued stocks of medium to large U.S. companies which are out of favor in the market. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

The LSV Conservative Value Equity Fund Investor Class Shares commenced operations on June 10, 2014.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund. The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. At April 30, 2016, there were no securities valued in accordance with the Fair Value procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining

Notes to Financial Statements April 30, 2016	(Unaudited)

fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the six months ended April 30, 2016, there have been no significant changes to the Fund’s fair valuation methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986 as amended and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities on open tax years (i.e. the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended April 30, 2016, the Fund did not have any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2016, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income —Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Investments in Real Estate Investment Trusts (REITs) — With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or relative daily net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid to shareholders annually. Any net realized capital gains are distributed to shareholders at least annually.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the

Notes to Financial Statements April 30, 2016	(Unaudited)

“Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and reviewed by the Board.

4.	Administration, Distribution, Transfer Agency and Custodian Agreements:

The Fund, along with other series of the Trust advised by LSV Asset Management (the “Adviser”), and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six months ended April 30, 2016, the Fund paid $30,128 for these services.

The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991, as Amended and Restated November 14, 2005. The Distributor receives no fees for its distribution services under this agreement.

The Fund has adopted a distribution plan under the Rule 12b-1 under the 1940 Act for Investor Class Shares that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. The maximum annual distribution fee for Investor Class Shares of the Fund is 0.25% annually of the average daily net assets. For the six months ended April 30, 2016, the Fund incurred $56 of distribution fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the six months ended April 30, 2016, the Fund earned $5 in cash management credits which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

5.	Investment Advisory Agreement:

The Trust and the Adviser are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to 0.38% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its fee (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit the Fund’s total operating expenses after fee waivers and/or expense reimbursements to a maximum of 0.35% and 0.60% of the Fund’s Institutional Class and Investor Class Shares’ average daily net assets, respectively, through February 28, 2017.

6.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the six months ended April 30, 2016, were as follows (000):

Purchases	$11,477
Sales	$6,293

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in-capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared during the years ended October 31, 2015 and 2014 was as follows:

	Ordinary Income	Long Term Capital Gain	Total
2015	$1,684	$8,838	$10,522
2014	3,047	—	3,047

As of October 31, 2015, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income	$1,588
Capital Loss Carryforward	(14,855)
Unrealized Appreciation	12,062

Total Distributable Earnings	$(1,205)

Notes to Financial Statements April 30, 2016	(Unaudited)

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010, the date of enactment of the Regulated Investment Company Modernization Act of 2010 (“pre-RIC Mod losses”), may be carried forward for a maximum of eight years and applied against future capital gains. The Fund has the following pre-RIC Mod losses which expire on the following dates except that the carryforwards may be subject to annual limitations (000):

Expires 10/31/17	Expires 10/31/18	Expires 10/31/19	Total
$10,607	$2,028	$2,220	$14,855

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended October 31, 2015, $3,982 (000) of capital loss carryforwards were utilized to offset capital gains.

The total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments held by the Fund at April 30, 2016, were as follows (000):

Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation
$82,394	$15,884	$(5,000)	$10,884

8.	Other:

At April 30, 2016, 77% of total shares outstanding for the Institutional Class Shares were held by one record shareholder owning 10% or greater of the aggregate total shares outstanding. At April 30, 2016, 100% of total shares outstanding for the Investor Class Shares were held by three record shareholders each owning 10% or greater of the aggregate total shares outstanding. These were comprised of individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2015 to April 30, 2016.

The table below illustrates your Fund’s costs in two ways:

•  Actual fund return.  This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•  Hypothetical 5% return.  This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE:  Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 11/01/15	Ending Account Value 04/30/16	Annualized Expense Ratios	Expenses Paid During Period*
LSV Conservative Value Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$999.00	0.35%	$1.74
Investor Class Shares	1,000.00	997.10	0.60	2.98

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,023.12	0.35%	$1.76
Investor Class Shares	1,000.00	1,021.88	0.60	3.02

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Board Consideration in Re-Approving the Advisory Agreement (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on February 23, 2016 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Board Consideration in Re-Approving the Advisory Agreement (Unaudited)

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods, including since its inception, and information regarding the Fund’s performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangements with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Trust:

The Advisors’ Inner Circle Fund

Fund:

LSV Conservative Value Equity Fund

Adviser:

LSV Asset Management

Distributor:

SEI Investments Distribution Co.

Administrator:

SEI Investments Global Funds Services

Legal Counsel:

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm:

Ernst & Young LLP

The Fund files its complete schedule of Portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors’ Inner Circle Fund uses to determine how to vote proxies (if any) relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge (i) upon request, by calling 888-FUND-LSV and (ii) on the Commission’s website at http://www.sec.gov.

LSV-SA-004-1000

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 7, 2016

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: July 7, 2016